Shareholders' Equity (Tables)	6 Months Ended
Mar. 31, 2021
Equity [Abstract]
Schedule of Table Reconciles the Non-controlling Interest

The following table reconciles the non-controlling interest as of March 31, 2021 and September 30, 2020:

	Xi’an DT	Tianjin YHX	Total
As of September 30, 2020	$492,753	$13,979	$506,732
Net income attributable to non-controlling interest	(5,308)	(10,892)	(16,200)
Foreign currency translation adjustment	858	1,762	2,620
As of March 31, 2021	$488,303	$4,849	$493,152